UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 12, 2009


                             ENERGAS RESOURCES INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                        0-33259              73-1620724
----------------------------      ---------------------    -------------------
(State or other jurisdiction      (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)

                           800 Northeast 63rd Street,
                          Oklahoma City, Oklahoma 73105
                  -------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (405) 879-1752
                                                       --------------

                                       N/A
                 ---------------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

     On August 12, 2009, the Company, through and with the approval of its Board of Directors, engaged Smith, Carney & Co., p.c. as its independent registered public accounting firm.

     Prior to engaging Smith, Carney, the Company did not consult with Smith, Carney regarding the application of accounting principals to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Smith, Carney on the Company's financial statements, and Smith, Carney did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 12, 2009.

                                 ENERGAS RESOURCES INC.



                                 By:  /s/ George G. Shaw
                                      ----------------------------------------
                                       George G. Shaw, President